Exhibit 99.1

Contact: Jerry M. Brooks, Chief Financial Officer, (713) 939-7711

DRIL-QUIP, INC. ANNOUNCES DEATH OF CO-CHAIRMAN AND CO-CEO

HOUSTON September 23, 2009 — Dril-Quip, Inc. (NYSE: DRQ) today announced with great sadness that Gary D. Smith, its Co-Chairman of the Board and Co-Chief Executive Officer with principal responsibility for sales, service, training and administration, unexpectedly passed away overnight.

Dril-Quip is a leading manufacturer of highly engineered offshore drilling and production equipment, which is well suited for use in deepwater, harsh environment and severe service applications.